NRPL 2024-RPL2 ABS-15G

Exhibit 99.9

July 22, 2024 Due Diligence Narrative Report

Table of Contents

Clayton Contact Information	2
Overview	2
Clayton’s Third Party Review (“TPR”) Scope of Work	2
Loan Grading	2
TPR Component Review Scope (36 loans)	3
Regulatory Compliance Review (36 Loans)	3
Credit Review (2 Loans)	4
Property Valuation Review (2 Loans)	4
Data Compare Compare Results (36 LOANS)	5
Modification Data Integrity Review (30 loans)	5
Modification Data Compare Results (30 loans)	6
Clayton Due Diligence Results (36 LOANS)	6
Clayton Third Party Delivered Reports	7
Appendix A: Regulatory Compliance Review Scope	8

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 1	July 22, 2024

Clayton Contact Information

Client Service Management:

Chris Turk	Senior Director of Client Services

Phone: (813) 472-6509/E-mail: cturk@clayton.com

Joe Ozment	VP, Client Services & Securitization

Phone: (813) 261-0733/E-mail: jozment@clayton.com

Overview

On behalf of Morgan Stanley, Clayton conducted an independent third-party pre-securitization due diligence review of 35 residential loans. The loans referenced in this narrative report were reviewed on a bulk loan basis from July 2017 through June 2018 at Clayton’s centralized underwriting facilities in Tampa, FL. This narrative report provides information about the scope of work performed by Clayton, and the results of Clayton’s review.

On behalf of LoanDepot.com, LLC, Clayton conducted an independent third-party pre-securitization due diligence review of 1 residential loans The loan referenced in this narrative report was reviewed on a bulk loan basis in May 2020 at Clayton’s centralized underwriting facilities in Tampa, FL. This narrative report provides information about the scope of work performed by Clayton, and the results of Clayton’s review.

Nomura Corporate Funding Americas, LLC acquired this diligence through a Reliance Letter purchase and selected these loans for the Nomura NPRL 2024-RPL4 transaction.

Clayton’s Third Party Review (“TPR”) Scope of Work

The scope of work for this transaction consisted of Regulatory Compliance Review, Loan Modification and Data Integrity Review.

A review of the full population was performed on the Compliance and Modification (where applicable).

Loan Grading

Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade takes into account additional information and supporting documentation that may have been provided by the servicer to clear outstanding conditions. Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades, and sets forth waivers. The compliance exception report and the modification data report lists all exceptions within a loan that were part of the scope of work noted in this narrative.

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 2	July 22, 2024

Clayton’s loan grading complied with the following rating agency grades for the scope of work noted in this narrative.

Grade Description	Compliance
	Multiple*	S&P
No exceptions noted	A	A
Satisfied (previously material) exceptions	A	A
Non-material exceptions noted	B	B
Material, exceptions noted	C	C
Material documentation missing	D	D
* This grade definition is used by mulitiple entities, including Moody's, Kroll, DBRS/Morningstar, and Fitch

TPR Component Review Scope (36 loans)

Regulatory Compliance Review (36 Loans)

Clayton input the appropriate data points into its Clayton Loan Analysis System, (eCLAS), to determine the loan’s compliance with Federal, state and local anti-predatory lending laws.

The purpose of this review was to assign a compliance event grade to each loan reviewed.

The scope of the compliance review performed is summarized below:

■	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;

■	Assessed compliance with state specific consumer protection laws by testing late charge and prepayment penalty provisions;

■	Truth-in-lending/regulation Z (TILA) testing included the following:

-	Notice of Right to Cancel (Right of Rescission) adherence if applicable;

-	TIL Disclosure Timing (3/7/3) and disclosure content;

-	TIL APR and Finance charge tolerances;

-	Timeliness of ARM Disclosures (if applicable);

-	Section 32 APR and Points and Fees Thresholds and prohibited practices;

-	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;

-	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing credit Insurance, mandatory arbitration clauses, and NegAm Counseling;

-	Prepayment Penalty restrictions.

-	Clayton evaluates the lender’s exclusion of discount points from the 3% points and fees calculation for all loans in this transaction using a 0.2% rate reduction threshold per discount point. However, client reserves the right to review on a case-by- case basis.

■	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 3	July 22, 2024

-	GFE initial disclosure timing and content;

-	Confirmed the file contains the final HUD1 Settlement Statement;

-	GFE to HUD1 evaluation for 0% and 10% fee tolerances;

-	Homeownership Counseling Notice;

-	Affiliated Business Disclosure if applicable.

 Credit Review (2 Loans)

Clayton’s Credit scope of review conducted on this transaction included the following elements (for more detail, please refer to Appendix A and to the guidelines cited above):

■	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the Sponsor Acquisition Criteria cited above;

■	Re-calculated LTV, CLTV, income, liabilities, and debt-to-income ratios (DTI) and compared these against the Sponsor Acquisition Criteria;

■	Analyzed asset statements in order to determine whether funds to close and reserves were within Sponsor Acquisition Criteria;

■	Confirmed that credit scores (FICO) and credit histories were within Sponsor Acquisition Criteria;

■	Evaluated evidence of borrower’s willingness and ability to repay the obligation;

■	Examined Data Verify risk evaluation report, which was ordered and received by Clayton for income, employment, Nationwide Multistate Licensing System and Registry (“NMLS”) and occupancy status alerts. Clayton researched alert information against loan documentation and assigned loan conditions accordingly.

 Property Valuation Review (2 Loans)

Clayton’s Property Valuation scope of review conducted on this transaction included the following elements:

■	Original Appraisal Assessment

-	Clayton reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.

-	For more detail on the original appraisal review scope and desk review definitions, please refer to Appendix B and to the guidelines cited above.

■	Value Supported Analysis

Clayton applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario:

-	For loans reviewed in a post-close valuation review scenario various products were ordered to support the value within a 10% tolerance such as Desk Review, Field Reviews, AVMs, BPOs, Reconciliations or loans included a 2nd appraisal to support the value. Please refer to the Valuations Report for additional details per loan.

-	Clayton did not have independent access to any valuation products ordered by the Sellers.

-	Loans that had a Collateral Underwriter through Fannie/DU with a score of 2.5 or less and therefore did not require a 3rd party valuation product.

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 4	July 22, 2024

Data Compare Compare Results (36 LOANS)

Field Name	#	Accuracy %
Combined LTV	2	94.44%
First Payment Change Date	1	97.22%
First Payment Date	10	72.22%
First Rate Change Date	1	97.22%
Interest Only Term Flag	5	86.11%
Maturity Date	23	36.11%
Maturity Date(Mod)	2	94.44%
Modified Note Date	24	33.33%
Note Rate	9	75.00%
Occupancy Type	1	97.22%
Original Appraisal Date	1	97.22%
Original Appraised Value	2	94.44%
Original LTV	9	75.00%
Original P&I	10	72.22%
Original Term	1	97.22%
Origination Date	1	97.22%
Property Type	2	94.44%
Representative Credit Score for Grading	5	86.11%
Sales Price	1	97.22%

Modification Data Integrity Review (30 loans)

Clayton utilized its proprietary eCLAS tool to determine tape to file accuracy of 32 Modification loans, by completing the following steps:

●	Compared elements from source documents to the data file provided

●	Tape data received from lender/client is stored in eCLAS;

●	Loan Reviewer collects validated loan data in eCLAS;

●	Each received data point is compared to its counterpart collected data point;

●	Discrepancies found during comparison are stored in eCLAS.

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 5	July 22, 2024

Modification Data Compare Results (30 loans)

Clayton performed a data integrity tape compare on 32 modification loans, the below tolerances were applied.

Modification Fields:

Clayton Due Diligence Results (36 LOANS)

Initial and Final Overall Loan Grade Results

(Loan Pool 36 loans)

The overall grade summary reflects the regulatory compliance component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

Initial and Final Credit Component Grade Results

*Credit Component Grading includes Full Scope and Modification Review loans

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 6	July 22, 2024

Initial and Final Property Valuation Grade Results

Initial and Final Regulatory Compliance Grade Results

Clayton Third Party Delivered Reports

Clayton furnished the following reports on this transaction:

1.	Narrative Report

2.	ASF Upload

3.	Conditions Report

4.	Loan Level Tape Compare

5.	Non ATR QM

6.	Rating Agency ATR QM

7.	Standard Upload

8.	Valuations Summary

9.	Waived Conditions

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 7	July 22, 2024

Appendix A: Regulatory Compliance Review Scope

This appendix provides an overview of Clayton’s proprietary compliance system for 1-4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws. The Disclaimer section explains limitations that you should be aware of. Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request. The compliance engine is fully integrated into Clayton’s proprietary due diligence platform, eCLAS.

Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:

o	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010

o	Initial Good Faith Estimate, (GFE): timing and content of the initial disclosure

o	Final GFE: Verification that increases to fees from the initial GFE were disclosed within 3 days of valid changed circumstance documentation within the loan file

o	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note

o	Final GFE to HUD1 tolerance fee evaluation: confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.

o	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower

o	Homeownership Counseling Notice: for loan applications on or after 1/10/2014, confirm the notice was provided to the borrower within 3 days of application

B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:

o	TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances. Payment schedule accuracy, including under the Mortgage Disclosure Improvement Act for loans applications on or after January 30, 2010. Additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.

o	Mortgage Disclosure Improvement Act, (3/7/3 rule): Confirm the timing of the initial TIL disclosure within 3 days of application, 7 days prior to consummation, and corrected TIL disclosures provided at least 3 days prior to consummation for applications received on or after July 30, 2009 (Section 19)

o	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file

o	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)

o	High Cost mortgage thresholds for points and fees (Section 32)

o	High Cost Prohibited Acts and Practices upon request (Section 33)

o	Higher Priced Mortgage Loan thresholds for APR in relation to the APOR. Including Escrow and appraisal requirements (Section 35)

o	Prohibited Acts or Practices including testing the Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling (Section 36)

o	ATR/QM Ability to Repay, aka Minimum Standards for Transactions: for applications on or after 1/10/2014, confirm the loan file contains documentation to evidence the lender considered and verified the borrower has the ability to repay in accordance with the ATR requirements This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q. Non QM loans will be reviewed to ensure the lender documented that they considered and verified the 8 underwriting factors as required for ATR compliance. This review also includes evaluating loans against the new TILA prepayment penalty restrictions (Section 43)

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 8	July 22, 2024

o	TILA/RESPA Integrated Disclosures (“TRID”)

■	Test whether or not the loan is subject to disclosure on TRID documents, the Loan Estimate (“LE”) and Closing Disclosure (“CD”)

■	Pre-application Requirement Testing:

●	Pre-application forms cannot look similar to the LE

●	Pre-application forms must contain the required disclaimer (“Your actual rate, payment, and costs could be higher. Get an official Loan Estimate before choosing a loan”).

■	Timing Requirements:

●	The LE was delivered or placed in the mail within 3 business days of the broker or lender receiving an application.

●	The loan does not consummate (Clayton looks to the later of the note date or notary date) until the later of seven business days after the LE is delivered or placed in the mail and three business days after the CD (or Corrected CD when a new three-day waiting period is triggered) is received.

●	That a revised LE or CD is provided within three business days of the lender having knowledge of the information that led to the change.

■	Fee Tolerances:

●	Zero and ten percent tolerance fees are only reset with a valid and timely change of circumstance.

●	If a credit or refund is made, that it is sufficient to cover Clayton’s calculated under-disclosure.

■	Payment Schedule Accuracy:

●	The number of columns and timing of changes to payments as well as the mortgage insurance drop-off match Clayton’s calculated payment schedule.

●	Interest-only periods and final balloon payments are accurately completed.

●	The total of the principal and interest payment, mortgage insurance and escrow amounts add up correctly.

●	When applicable, that the AIR and AP tables are consistent with Clayton’s calculations.

■	Accuracy of the Loan Calculations

●	Amount Financed

●	Finance Charge

●	Total of Payments

●	Total interest percentage

■	Technical Requirements

●	Compliance with the TRID rounding rules.

●	Compliance with specified formatting requirements.

●	Compliance with date entry requirements (such as when a field, if not applicable, must be present and left blank).

●	Alphabetization of fees.

●	Title fees preceded by “Title –.”

●	Column or similar limits such as four columns for Projected Payments and a maximum of thirteen Origination Charges on the LE.

■	Consistency within and across forms

●	Once a fee is disclosed it must remain substantially the same name across disclosures.

●	Consistency between the Costs at Closing and Calculating Cash to Close tables, for which there is a version for transactions with a seller and an optional, but not required, version for transactions without a seller. They should be consistent within and across disclosures.

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 9	July 22, 2024

●	Where amounts in a table reference that they are derived from another section of the form, that the amounts match the amount in the section referenced.

●	Escrow amounts disclosed in the Projected Payments section tie out to the escrow amounts detailed in the Loan Disclosures section.

■	Completion of the LE and CD

●	All required fields not specifically listed herein are completed or left blank in accordance with TRID rules; creditor information, contact information, rate lock information, etc.

●	For areas where multiple options are provided, such as Assumption, Negative Amortization and Liability after Foreclosure, only one option is indicated.

●	That there is either a signature or a Loan Acceptance statement on the form.

■	Waivers

●	Clayton will capture if the borrower waived their waiting period and the sufficiency of the waiver under TRID. However, based on past experience with clients, Clayton will also issue an exception for the loan closing early.

■	Corrected CD requiring a new waiting period

●	Whether the APR increased or decreased outside of tolerance requiring a new waiting period and whether that waiting period was provided. For APR decreases Clayton will look to whether the APR decreased due to a reduced finance charge, which will be considered to be within tolerance.

●	Whether the product or a product feature changed which requires a new waiting period and whether that waiting period was provided.

●	Whether a prepayment penalty was added requiring a new waiting period and whether that waiting period was provided.

■	Post-Close CD’s

●	Corrected CD’s provided with a post-close refund.

●	Post-close CD’s to correct numerical errors based on events (such as recording) occurring within 30 days of consummation.

●	Post-close CD’s to correct non-numerical clerical errors required within 60 days of consummation.

■	Related Documentation

●	Provision and timing of Your Home Loan Toolkit (first lien, purchase-money loans)

●	Written List of Providers, when there are items in in the Services You Can Shop For category (can impact fee tolerances)

●	Affiliated Business Disclosure (can impact fee tolerances)

■	Outside of Clayton’s default TRID scope:

●	Accuracy of the LE in terms of whether fees are within the correct category and loan terms where we would need a Note to verify. More detailed testing will occur by comparing the final CD to the Note terms.

●	Whether the Liability after Foreclosure selection is correct for the property state.

●	Accuracy of the Aggregate Adjustment amount.

●	Presence and accuracy of the Seller’s Transaction columns of the Summaries of Transactions section.

●	Accuracy of the Contact Information for the lender, broker and settlement agent. Clayton will look for discrepancies across forms, but is not independently verifying the information.

C.	FACTA - the Credit Score, Key Factors, and Notice to Home Loan Applicant disclosures

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 10	July 22, 2024

D.	HMDA – Whether the loans is Rate Spread threshold reportable.

STATE, COUNTY and MUNICIPAL LAW

A.	Higher-Priced

Clayton test whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:

Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

B.	State/Local High Cost

Clayton test whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin

Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

C.	Anti-Predatory

Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws. Clayton tests for compliance with such laws in the following states:

●	Minnesota (Mortgage Originator and Service Licensing Act)

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 11	July 22, 2024

●	Puerto Rico (Office Regulation 5722)

●	Texas (Texas Finance Code)

●	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest

Clayton uses a module that reports to the client the factors that the client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit. This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island

E.	Consumer Protection

Several states have laws that neither create a separate class of high cost or higher-priced mortgage loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or the lien. Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 12	July 22, 2024

See attached Exhibit A - Consumer Protection Laws for additional details on the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope:

F.	Texas Equity

In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans. In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

GSE Testing

Clayton can review loans to determine whether they comply with Fannie Mae’s and Freddie Mac’s Points and Fees threshold tests. These fee limitations of 5% for all loans with application dates prior to 1/10/2014 were reduced to 3% on Primary and Second Homes for applications on or after 1/10/2014. If requested, loans can be reviewed to determine whether the loan is a residential mortgage transaction ineligible for delivery due to its APR or fees exceeding the HOEPA thresholds. Clayton offers Lender Letter and non-traditional mortgage testing for Fannie Mae. (Note: Fannie Mae requires a non-disclosure agreement between the client and Fannie Mae for Clayton to report these results.)

Disclaimer

Please be advised that Clayton has not determined whether the Loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk. Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements. Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties. Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

© 2024 Clayton Services LLC. All rights reserved.

This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC.

Nomura 2024-RPL2 | Due Diligence Narrative Report	Page | 13	July 22, 2024